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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 22, 2003


                                  AKORN, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   Louisiana
                 (State or Other Jurisdiction of Incorporation)

        0-13976                                            72-0717400
(Commission File Number)                       (IRS Employer Identification No.)

              2500 Millbrook Drive, Buffalo Grove, Illinois 60089
                    (Address of Principal Executive Offices)

                                 (847) 279-6100
              (Registrant's Telephone Number, Including Area Code)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On October 22, 2003, Akorn, Inc. (the "Company"), upon recommendation of the Audit Committee of its Board of Directors and approval by its Board of Directors, engaged BDO Seidman, LLP as the Company's principal accountants to audit the financial statements of the Company for its fiscal year ending December 31, 2003, and to review the financial statements of the Company for the fiscal quarters ended March 31, June 30 and September 30, 2003.

     During the fiscal years ended December 31, 2002 and 2001 and any subsequent interim period preceding the engagement, neither the Company nor anyone on its behalf has consulted BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in
Item 304(a)(1)(v) of Regulation S-K.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AKORN, INC.



Date:  October 29, 2003                   By: /s/ BEN J. POTHAST
                                              -----------------------------
                                              Ben J. Pothast
                                              Chief Financial Officer